Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Intellicheck, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q/A for the period ended March 31, 2021 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/Afairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 9, 2022		/s/ Bryan Lewis
		Name:	Bryan Lewis
		Title:	Chief Executive Officer
(Principal Executive Officer)

Dated:	June 9, 2022		/s/ Jeffrey Ishmael
		Name:	Jeffrey Ishmael
		Title:	Chief Financial Officer, Chief Operating Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.